UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2018

Central Index Key Number of the issuing entity: 0001751743

Morgan Stanley Capital I Trust 2018-L1

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001089877

KeyBank National Association

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001558761

Cantor Commercial Real Estate Lending, L.P.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-17	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761 4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

On October 23, 2018, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the Morgan Stanley Capital I Trust 2018-L1, Commercial Mortgage Pass-Through Certificates, Series 2018-L1 (the “Certificates”) and the related VRR Interest, pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of October 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about October 1, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 47 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated October 12, 2018, between the Registrant and MSMCH; certain of the Mortgage Loans were acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated October 12, 2018, between the Registrant and KeyBank; certain of the Mortgage Loans were acquired by the Registrant from Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated October 12, 2018, between the Registrant and SMC; and certain of the Mortgage Loans were acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated October 12, 2018, between the Registrant and CCRE.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Aventura Mall	Exhibit 4.2	Exhibit 99.5
Griffin Portfolio II	Exhibit 4.3	Exhibit 99.6
Millennium Partners Portfolio	Exhibit 4.4	Exhibit 99.7
Navika Six Portfolio	N/A	Exhibit 99.8
The Gateway	Exhibit 4.5	Exhibit 99.9
Plaza Frontenac	N/A	Exhibit 99.10
Regions Tower	(1)	Exhibit 99.11
Zenith Ridge	Exhibit 4.6	Exhibit 99.12
Alex Park South	N/A	Exhibit 99.13
Playa Largo	Exhibit 4.7	Exhibit 99.14
Shelbourne Global Portfolio I	Exhibit 4.8	Exhibit 99.15
Shoppes at Chino Hills	Exhibit 4.7	Exhibit 99.16

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(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Midland Loan Services, a Division of PNC Bank, National Association has appointed KeyBank National Association as a primary servicer with respect to nine (9) mortgage loans, representing approximately 18.5% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of October 1, 2018 and attached hereto as Exhibit 99.17, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described under “Transaction Parties—Other Servicers—The Primary Servicers—KeyBank National Association—Summary of KeyBank Primary Servicing Agreement” in the Prospectus.

Midland Loan Services, a Division of PNC Bank, National Association has appointed Berkeley Point Capital LLC as a primary servicer with respect to one (1) mortgage loan, representing approximately 2.9% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of October 1, 2018 and attached hereto as Exhibit 99.18, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer, the terms of which agreement are described under “Transaction Parties—Other Servicers—The Primary Servicers— Berkeley Point Capital LLC —Summary of BPC Primary Servicing Agreement” in the Prospectus.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc., The Williams Capital Group, L.P. and Mischler Financial Group, Inc. (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of October 12, 2018, between the Registrant, the Underwriters, as underwriters, and MSMCH, (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Cantor Fitzgerald & Co. and KeyBanc Capital Markets Inc. (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of October 12, 2018, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH, and (iii) the transfer of the VRR Interest by the Registrant to KeyBank National Association, Morgan Stanley Bank, N.A. and LNR Securities Holdings, LLC (in such capacities, the “VRR Interest Holders”), pursuant to an VRR Interest Transfer Agreement, dated as of October 12, 2018, between the Registrant, the VRR Interest Holders and SMC. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the VRR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated October 16, 2018 and filed with the Securities and Exchange Commission on October 23, 2018. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $781,517,000, on October 23, 2018. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,259,208, were approximately $820,887,761. Of the expenses paid by the Registrant, approximately $100,000 were paid directly to affiliates of the Registrant, $50,000 in the form of fees were paid to the Underwriters, $127,500 were paid to or for the Underwriters and $5,061,408 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $97,827,579, and transferred to the VRR Interest Holders the VRR Interest, an aggregate principal balance of $21,254,129.53 in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.  Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above.  The related registration statement (file no. 333-206582) was originally declared effective on December 9, 2015.

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Credit Risk Retention

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

The HRR Certificates were sold to KKR Real Estate Credit Opportunity Partners Aggregator I L.P. for $24,782,457 (representing approximately 2.72% of the fair value of all classes of certificates (other than the Class R certificates), based on actual sale prices and finalized tranche sizes) pursuant to the Third Party Purchaser Agreement. Given that initial outstanding principal balance of the VRR Interest constitutes 2.36% of the ABS interest issued by the MSC 2018-L1 trust, the Retaining Sponsor is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $24,045,402 (representing 2.64% of the aggregate fair value of all ABS interests issued by the MSC 2018-L1 trust), excluding accrued interest. There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated October 4, 2018 and as filed with the Securities and Exchange Commission on October 4, 2018 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

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Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

	1.1	Underwriting Agreement, dated as of October 12, 2018, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc., The Williams Capital Group, L.P. and Mischler Financial Group, Inc.
	4.1	Pooling and Servicing Agreement, dated as of October 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
	4.2	Trust and Servicing Agreement, dated as of June 29, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
	4.3	Pooling and Servicing Agreement, dated as of August 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
	4.4	Trust and Servicing Agreement, dated as of August 7, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, National Association, as certificate administrator and custodian.
	4.5	Pooling and Servicing Agreement, dated as of June 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
	4.6	Pooling and Servicing Agreement, dated as of August 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and Westside NYC Multifamily Portfolio special servicer, Rialto Capital Advisors, LLC, as general special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
	4.7	Pooling and Servicing Agreement, dated as of July 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
	4.8	Pooling and Servicing Agreement, dated as of October 1, 2018, between UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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5.1	Legality Opinion of Sidley Austin LLP, dated October 23, 2018.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated October 23, 2018 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 16, 2018.
99.1	Mortgage Loan Purchase Agreement, dated October 12, 2018, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated October 12, 2018, between Morgan Stanley Capital I Inc. and KeyBank National Association.
99.3	Mortgage Loan Purchase Agreement, dated October 12, 2018, between Morgan Stanley Capital I Inc. and Starwood Mortgage Capital LLC.
99.4	Mortgage Loan Purchase Agreement, dated October 12, 2018, between Morgan Stanley Capital I Inc. and Cantor Commercial Real Estate Lending, L.P.
99.5	Co-lender Agreement, dated as of June 7, 2018, by and among JPMorgan Chase Bank, National Association, as initial note A-1-A holder, initial note A-2-A-1 holder, initial note A-2-A-2 holder, initial note A-2-A-3 holder, initial note A-2-A-4 holder, initial note A-2-A-5 holder and initial note B-1 holder, Deutsche Bank, AG, New York Branch, as initial note A-1-B holder, initial note A-2-B-1 holder, initial note A-2-B-2 holder, initial note A-2-B-3 holder, initial note A-2-B-4 holder, initial note A-2-B-5 holder and initial note B-2 holder, Wells Fargo Bank, National Association, as initial note A-1-D holder, initial note A-2-D-1 holder, initial note A-2-D-2 holder, initial note A-2-D-3 holder, initial note A-2-D-4 holder, initial note A-2-D-5 holder and initial note B-4 holder, and Morgan Stanley Bank, N.A., as initial note A-1-C holder, initial note A-2-C-1 holder, initial note A-2-C-2 holder, initial note A-2-C-3 holder, initial note A-2-C-4 holder, initial note A-2-C-5 holder and initial note B-3 holder, relating to the Aventura Mall Whole Loan.
99.6	Agreement Between Note Holders, dated as of April 27, 2018, by and between Bank of America, N.A. and KeyBank National Association, relating to the Griffin Portfolio II Whole Loan.
99.7	Agreement Between Note Holders, dated as of August 9, 2018, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder and initial note A-6 holder, Morgan Stanley Bank, N.A., as initial note B-1 holder, initial note B-2 holder, initial note B-3 holder, initial note B-4 holder, initial note B-5 holder and initial note B-6 holder, and Morgan Stanley Bank, N.A., as initial note C holder, relating to the Millennium Partners Portfolio Whole Loan.
99.8	Agreement Between Note Holders, dated as of September 27, 2018, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the Navika Six Portfolio Whole Loan.
99.9	Agreement Between Noteholders, dated as of March 23, 2018, by and between Deutsche Bank AG, New York Branch, as initial note A-1-A holder and initial note A-1-B holder, Bank of America, N.A., as initial note A-2-A holder and initial note A-2-B holder, Deutsche Bank AG, New York Branch, as initial note B-1-A holder and initial note B-1-B holder, Bank of America, N.A., as initial note B-2-A holder and initial note B-2-B holder, Deutsche Bank AG, New York Branch, as initial note C-1 holder, and Bank of America, N.A., as initial note C-2 holder, relating to The Gateway Whole Loan.

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99.10	Agreement Between Note Holders, dated as of July 27, 2018, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the Plaza Frontenac Whole Loan.
99.11	Agreement Between Note Holders, dated as of October 23, 2018, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the Regions Tower Whole Loan.
99.12	Co-Lender Agreement, dated as of August 24, 2018, by and among Starwood Mortgage Capital LLC, as initial note A-1 holder, Starwood Mortgage Capital LLC, as initial note A-2 holder, Starwood Mortgage Capital LLC, as initial note A-3 holder, Starwood Mortgage Capital LLC, as initial note A-4 holder, and Starwood Mortgage Capital LLC, as initial note A-5 holder, relating to the Zenith Ridge Whole Loan.
99.13	Agreement Between Noteholders, dated as of September 24, 2018, by and among KeyBank National Association, as initial note A-1 holder, and KeyBank National Association, initial note A-2 holder, relating to the Alex Park South Whole Loan.
99.14	Co-Lender Agreement, dated as of May 17, 2018, by and among Starwood Mortgage Capital LLC, as initial note A-1 holder, Starwood Mortgage Capital LLC, as initial note A-2 holder, Starwood Mortgage Capital LLC, as initial note A-3 holder, Starwood Mortgage Capital LLC, as initial note A-4 holder, Starwood Mortgage Capital LLC, as initial note A-5 holder, and Starwood Mortgage Capital LLC, as initial note A-6 holder, relating to the Playa Largo Whole Loan.
99.15	Co-Lender Agreement, dated as of October 11, 2018, between Cantor Commercial Real Estate Lending, L.P., as note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as note A-3 holder, Cantor Commercial Real Estate Lending, L.P., as note A-4 holder, Cantor Commercial Real Estate Lending, L.P., as note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as note A-6 holder, and Cantor Commercial Real Estate Lending, L.P., as note A-7 holder, relating to the Shelbourne Global Portfolio I Whole Loan.
99.16	Agreement Between Note Holders, dated as of July 12, 2018, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, and Morgan Stanley Bank, N.A., as initial note A-3 holder, relating to the Shoppes at Chino Hills Whole Loan.
99.17

Primary Servicing Agreement, dated as of October 1, 2018, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

99.18	Primary Servicing Agreement, dated as of October 1, 2018, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as primary servicer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
Name: Jane Lam
Title: Vice President

Dated: October 23, 2018

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